Clinical Trial Agreement

The Clinical Trial Agreement (hereinafter referred to as "the Agreement") is entered into by and between the following two parties on Nov. 06, 2013:

Party A: Cellular Biomedicine Group (Shanghai) Ltd

Legal address: 5F, Building 1, Juke Biotech Park, No. 333, Guiping Road, Xuhui District, Shanghai

Party B: Renji Hospital Affiliated to Shanghai Jiao Tong University

Legal address: No. 145, Middle Shandong Road, Huangpu District, Shanghai

Fax: 021-58752345

Whereas:

1. Party A, as the sponsor, hopes that Party B can conduct clinical trial under the clinical research protocol of Phase II Research on Safety and Effectiveness of Treating Knee Osteoarthritis by Autologous Fat-derived Mesenchymal Progenitor Cells (hereinafter referred to as "clinical trial" and "test") for it by the researcher of Professor Bao Chunde under mutual agreement;

2. Party B and the researcher of Professor Bao Chunde agree to conduct clinical trial under the clinical research protocol of Phase II Research on Safety and Effectiveness of Treating Knee Osteoarthritis by Autologous Fat-derived Mesenchymal Progenitor Cells;

Both parties hereto agree to reach this agreement based on the following terms and conditions:

Chapter I Clinical Trial Protocol

Article I Title of protocol: Phase II Clinical Research on Safety and Effectiveness of Treating Knee Osteoarthritis by Autologous Fat-derived Mesenchymal Progenitor Cells

Article II Protocol No.: CBMG-KOA-haMPCs-CT-2.2

Article III Date of final draft of protocol: Oct. 24, 2013

Chapter II Class III Medical Technology Clinical Trial

Article I Name of new medical technology of clinical trial: treatment technology of autologous fat-derived mesenchymal progenitor cells

Article II Name of control drug: sodium hyaluronate injection (Japan)

Chapter III Clinical Trial Center and Requirement

Article I Clinical trial center: Renji Hospital Affiliated to Shanghai Jiao Tong University

Article II Principal of clinical trial (researcher): Professor Bao Chunde

Article III There are 28 clinical trials.

1. The minimum number of selected qualified subjects is twenty-eight;

2. The minimum number of qualified subjects that complete all courses of treatment and follow-up visits is twenty-eight.

Article IV Progress requirement:

1. The date to obtain the approval of research by Ethics Committee: Oct. 24, 2013.

2. The date for selection of the last qualified subject: Dec. 30, 2013.

3. The date for the last qualified subject completing all courses of treatment and follow-up visits:

Jun. 30, 2014.

Chapter IV Both Parties' Rights and Obligations

Article I Party A:

1. Be responsible for initiating, applying, organizing, financing and supervising this clinical trial.

2. Jointly prepare the clinical trial protocol with Party B.

3. Follow relevant laws and regulations on the clinical trial of the People's Republic China as well as the Declaration of Helsinki and start the clinical trial based on clinical trial protocol after obtaining the approval of Ethics Committees of trial unit or the leader unit;

4. Provide the researcher's manual that introduces the detailed information of new medical technology used for the clinical trial.

5. Provide new medical technologies that meet the national laws and regulations.

6. In accordance with relevant laws and regulations such as *Management Method for Clinical Application of Medical Technology* and *Good Clinical Practice*, regular supervision, inspection and examination are made on this trial. The supervision, inspection and examination can be conducted by the supervisor, inspector and examiner designated by Party A and accepted by Party B or the personnel from audit authority designated by Ministry of Health and State Food and Drug Administration.

7. Provide clinical trial expenses for Party B in accordance with the Article IX of the Agreement.

8. Be responsible for establishing the quality control and quality assurance system of clinical trial and organize supervision and inspection on clinical trial if necessary so as to ensure the quality.

9. Jointly investigate the serious adverse events with Party B in a rapid manner and take necessary measures to ensure the safety of the subjects and submit reports to the supervisory management department in a timely manner. Meanwhile, report the serious adverse events to other researchers of the clinical trial related to same medical technology.

10. Submit the summary report of trials to the medical technology audit authority, State Food and Drug Administration or relevant governmental sectors or issue the report of termination of the trial and relevant reasons.

11. Where Party B fails to follow the approved protocol, *Management Method for Clinical Application of Medical Technology*, *Good Clinical Practice* and relevant laws and regulations to conduct clinical trial, Party A shall point out the problem and take corrective measures. In case that the circumstance is serious or no improvement is made, Party A shall have the right to terminate Party B's right to take part in clinical trial and send a report to relevant supervisory management department.

12. In accordance with the *Good Clinical Practice*, corresponding insurances (see Appendix I of Policy of Insurance for Subjects of this Clinical Research) have been provided. In case of any damage or death caused to the patients who meet inclusion criteria during the process of research which has causal relationship with the clinical trial, Party A shall bear corresponding treatment expenses and economic compensation.

13. Party A shall not make any compensation for any damage or loss caused by patients' natural development of diseases in the research or taking other non-research drug or conducts that violate the clinical trial protocol.

14. Follow *Management Method for Clinical Application of Medical Technology*, *Good Clinical Practice* of the People's Republic of China and relevant laws and regulations.

Article II Party B and/or Trial Principal:

1. Obtain and maintain the qualification to engage in clinical trial and be equipped with the professional knowledge and experience required for trial protocol.

2. Select cases, organize implementation and make detailed record in accordance with the specific requirements of clinical trial protocol hereunder.

3. Follow *Management Method for Clinical Application of Medical Technology*, *Good Clinical Practice*, relevant laws and regulations and provisions of *Clinical Trial Protocol* and coordinate with the supervisor/inspector/examiner to conduct trial and ensure the quality of trial.

4. Ensure that there are sufficient time, qualified places and governable personnel with clinical trial qualification being responsible for implementation and completion of clinical trial within the period stated in the protocol.

5. Introduce the detailed information on the clinical trials to subjects which are allowed to be disclosed by the Ethics Committee and obtain the informed consent signed by the subjects properly.

6. Be responsible for making medical decision on clinical trial and ensure that the subjects can accept proper treatment in case of adverse events during clinical trial.

7. Take necessary measures to guarantee the safety of the subjects and put it on record. During the clinical trial, in case of serious adverse events, Party B shall immediately take proper treatment measures for subjects and report the situation to State Food and Drug Administration, Party A and Ethics Committee and sign and indicate the date on the report.

8. In case of early termination or suspension of clinical trial, Party B shall inform such situation to the subjects, Party A, Ethics Committee and State Food and Drug Administration or relevant governmental departments and clarify the specific reasons.

9. Upon completion of clinical trials, assist drafting the summary report and publishing subsequent papers and send a copy of such summary report and papers signed and dated to Party A.

10. Confidentiality:

- Within ten years of the validity of the Agreement and after its expiration, Party B (including the trial principal and all personnel participated in the trial) shall take active measures to keep the confidential information strictly confidential; except for the situations stated hereunder, it is not allowed to disclose the confidential information to any third party or use the confidential information for other purposes other than the purpose of the Agreement.

- The confidential information refers to the trial-related confidential information produced, created or obtained during the performance of the Agreement or received by Party B (including the trial principal and all personnel participated in the trial) from Party A during the validity of the Agreement, including but not limited to clinical trial protocol, specimen for research, inspected data, research result and report.

Chapter V Announcement and Publication of Clinical Trial Results

Article I Party B and the researchers of research units hereby undertake and agree that Party A has the right to publish or publicize the clinical trial protocol, research method and research results of this clinical trial in the seminar, national or regional academic conference, professional magazines, papers or records that can be accessed by the public all round the world or otherwise at its own discretion, including but not limited to the situation that Party B and the researchers of research units agree that Party A can publish the trial contents on the Clinical trials of NIH website, International clinical trials of WHO website, "clinical trial record" of Party A's official website in the form of summary before (or after) above mentioned announcement and publication in accordance with relevant regulations on the announcement and disclosure of new medical technology clinical trial results in the standard operating procedures. Where Party A coordinates multi-center publication, Party B shall be act as the main research unit and the main researcher of

Party B shall use its name as the author in such publication. In addition, the research institutions and researcher of research unit agree that Party A can publish the name of researcher of research unit, details of research institution and/or details on researcher-related research institution in one or several records that can be accessed by the public all around the world at any time.

Article II Where Party B publishes, introduces, summarizes and paste or disclose the clinical trial results in other ways for the purpose of teaching, it shall provide Party A with at least 60-day to review and discuss the contents to be disclosed with Party A. Party A has the right to make reasonable deletion or modification on the confidential information in the above published and introduced materials. Party B shall not make any disclosure or publication without the written consent of Party A.

Chapter VI Intellectual Property

Article I All confidential information of the clinical trial and intellectual properties occurred from trials (including but not limited to the copyright, intention, discovery, patent and technical know-how) shall be possessed by Party A.

Article II Party B and/or the trial principal shall disclose the intellectual property arising out of the Agreement to Party A in a timely manner and undertake that without the written consent of Party A, the intellectual property shall not be used for any purpose other than the purpose of Agreement.

Chapter VII Necessary Equipment for Clinical Trial (Experimental Facilities/EMR Report/Information System)

Article I Party A shall provide necessary equipment for clinical trial, including fat extraction kit, laboratory consumables, cells transportation boxes and other necessary equipment for the clinical trial; Party B shall assist Party A in solving the use of equipment such as liposuction machine.

1. Party A shall, at its own discretion, determine whether the necessary equipment for clinical trial is essential for the clinical trial and whether necessary equipment for the clinical trial can be provided;

2. The necessary equipment for clinical trial shall be used for clinical trials based on the written instructions of Party A;

3. The necessary equipment for clinical trial shall be placed on a safety place and only the designed research personnel designated by the researcher can be responsible for entering the research data;

4. The information related to the subjects shall be filled in based on the specified manner within three days after completion of visiting the subjects or upon receipt of the inspection data of the subjects (if applicable);

5. The requirement for all data inquiry of Party A shall be completed and returned to Party B within seven days (within three days during final data sorting period) or other period as specified by Party A;

6. Party B shall take proper measures and methods to protect the necessary equipment/or software system of the clinical trial from theft, damage or loss;

7. Upon completion of clinical trial, Party B shall return the training materials and documents related to necessary equipment for clinical trial which are provided to Party B or research personnel.

Article II Information on Equipment

In accordance with the demand of clinical research, Party A shall provide necessary equipment for the clinical trial, which can only be used for this clinical trial. The delivery of equipment shall be subject to the handover confirmation sign-in list of both parties. Party B shall return the necessary equipment for the clinical trial to Party A upon completion of clinical trial.

Chapter VIII Supervision, Audit and Storage of Research Materials

Article I Party B shall ensure that the supervisors of Party A can access the research record within reasonable period at any time so as to supervise and verify the data sources under the condition that all applicable laws and regulations can be met and the prior consent of Party is obtained.

Article II In accordance with the reasonable request of Party A and with the written notice sent seven days in advance, Party B shall allow the auditors of Party A to retrieve and inspect the research records, relevant data and research facilities on an annual basis.

Article III In accordance with the regulation of *Good Clinical Practice* and Party A's policies, all subjects' identification codes, files and clinical trial data and corresponding documents related to the clinical trial financed by Party A shall be properly stored by Party B for five years upon completion of the trial. Upon expiration of the five-year period, both parties hereto shall confirm the means of storage through consultation.

Chapter IX Expense for Clinical Trial

Article I Expense for clinical trial

I. Head of the unit fee: RMB50000.00.

II. Clinical study fee, RMB8200 per qualified case.28 case totally RMB 229600.

a) Case observation fee: RMB 6,500 per qualified case. See Appendix I for details;

b) Case inspection fee: RMB 1,200 per qualified case. See Appendix II for details;

c) Compensation amount for the subjects: RMB 500 per qualified case. The compensation amount shall be paid by Party B directly to the subjects in cash after completion of clinical observation for each subject, which shall be subject to the signature of the subject or its statutory guardian.

III. About the failed selected cases during the clinical trial, Party A will pay RMB500/per case to Party B. (subject to the conclusion of informed consent and completion of relevant inspection. Upon completion of trial, the amount shall be confirmed by both parties hereto according to actual situation and shall be paid together with the last payment).

IV. Where the patient selection process is obviously slow, i.e. less than 4 cases are included into the group every month, Party A shall research and discuss relevant arrangements with main researcher.

V. Where Party A provides necessary equipment for clinical trial, upon completion of clinical trial, the necessary equipment shall be returned to Party A when the research center is closed. The return of equipment shall be subject to the delivery receipt of necessary equipment for clinical trial of both parties.

Article II The expense for clinical trial shall be paid in installments based on research phases and completion situations:

1. Before initiation of the clinical trial, Head of Unit fee and 10% of the total expense for clinical trial shall be paid as the start-up capital (i.e. RMB 72,960.00).

2. After patient selection, Party A will pay 20% of the total amount (i.e. RMB 45,920.00).

3. After follow-up visits, Party A will pay 40% of the total amount (i.e. RMB 91,840.00).

4. After Party A receive all the clinical data and final clinical report, Party A will pay the rest 30% of the total amount ((i.e. RMB 68880.00) according to the selection situation.

5. Upon completion of trial, where the qualified cases selected by Party B cannot reach the specified quantity and the expense for clinical trial paid by Party A in advance is more than actually paid expense for clinical trial calculated according to actually selected cases, Party B shall refund the remaining payment to Party A.

6. Upon completion of trial, where long-term follow-up visit assessment is required, Party A shall separately enter into a supplementary agreement with Party B and pay necessary expense for

clinical research for Party B. Party B undertakes that the charging standard for additional expense of clinical research shall not be higher than the price system of the Agreement.

Article III Payment

Party A shall pay relevant expenses to Party B via telegraphic transfer or cheque based on the periods separately stated. Party B shall provide corresponding official invoices with corresponding amount and affixed with seal of Bureau of Finance in a timely manner upon receipt of the remittance.

Chapter X Anti-corruption

Article I Party B and the researcher acknowledge that they have received "Anti-corruption-Guidance from A Third Party" (Appendix IV) and agree that they will perform their own obligations hereunder according to the principles specified in the Guidance.

Article II Party B and the researcher shall fully abide by all applicable laws and regulations, including but not limited to the applicable anti-corruption law in the place where Party A and Party B conduct businesses.

Article III Party B and the researcher agree that they never and undertake that they will not directly or indirectly promise, authorize, approve, provide or urge (1) personnel including governmental officers (defined as below); or (2) intermediaries including governmental officers who make payment to any personnel; or (3) any political party to make payment or transfer valuable goods during the performance of the Agreement. Each party intends not to make, promise, authorize, approve or provide any payment or value transfer, for the purpose of disclosure of commercial bribe, acceptance or implied acceptance of blackmail, brokerage or illegal or improper means for seeking illegitimate benefits or obtaining or maintaining businesses.

Article IV For the purpose of the Article, "governmental officers" refers to (1) officers or employees in the government or any other government departments, agencies or institutions; (2) individuals who act as the officers in such government, or governmental department, agencies or institutions; (3)all officers or employees of companies or businesses possessed fully or partially by the government; (4) all officers or employees from the public international organizations such as World Bank or UN; (5) officers or employees from any political parties or individuals who act as the officers on behalf of political parties; and/or (6) candidate from any political entities.

Article V Party B and the researcher shall not contact or meet any governmental officers in other manners for the transactions as stated hereunder without the prior written consent of Party A and such liaison or meeting is allowed only under the witness of representative designated by Party A upon the request of Party A.

Article VI Party B and the researcher shall represent that they are not convicted of crimes or acknowledge their criminal offence, including being suspected of crimes such as fraud, corruption or immorality. To the best of their knowledge, such crimes are not the investigation objects of the government and are not prohibited, suspended or proposed to be suspended or prohibited by any governmental institution or are not limited to be included into governmental project in other ways.

Article VII Party B and the researcher represent and warrant that, expect for written disclosure, (1) they have no benefits that will directly or indirectly conflict with the performance of the Agreement in a proper or moral manner; and (2) they will maintain the fair relation with a third party (including governmental officer) who communicates with Party A or acts on behalf of Party A (during performance of the Agreement).

Article VIII Party A shall have the right to make investigation and audit for Party B and the researcher within validity of the Agreement so as to supervise Party B and the researcher's compliance of this Article. Party and the researcher shall fully support the investigation or audit. And the scope, manner, nature and time of duration of the investigation or audit shall be determined by Party A fully in a reasonable manner.

Article IX Party B shall guarantee that all transactions hereunder shall be properly and accurately recorded in the accounts and records from substantial aspects and all documents which are the

basis of such accounts and records shall be full and accurate from substantial aspects. Party B shall maintain the reasonably designed internal accounting control system so as to ensure that it is free from any off-balance-sheet accounts.

Article X Party B and the researcher agree that Party A can assign institutions and individuals who Party A consider it is legal to be informed of to relevant governmental institutions and themselves at any time for any reason so as to fully disclose information that may violate the provisions hereunder.

Article XI Where Party B or the researcher fails to perform its obligations hereunder, Party A shall have the right to send a written notice to inform Party B promptly terminating the Agreement. Party B or the researcher shall not require any compensation from Party A. Where Party A is require to pay the compensation amount to Party B or the researcher due to termination of the Agreement based on the provisions and laws in relevant areas (within the range allowed by the laws), Party B or the researcher hereby clearly agrees a waiver of such compensation (within the range allowed by the laws).

Chapter XI Use of Each Other's Name

Article I Both parties agree that either party shall not use the other party's name for any purpose without the prior written consent of the other party; the other party shall not refuse the approval without just cause.

Chapter XII Severability

Article I Where any provision hereunder is considered as invalid, illegal or unenforceable provision, such provision shall be deleted from the Agreement and the remaining provisions hereunder shall remain in full effect.

Chapter XIII Applicable Laws and Arbitration

Article I The Agreement shall be governed by and interpreted in accordance with the laws of the People's Republic of China.

Article II All disputes arising out of or in connection with the Agreement shall be settled by both parties through friendly consultation. Where either party is unwilling to settle the dispute through consultation or no agreement is reached within 30 days after the consultation, the dispute shall be submitted to Beijing Branch of China International Economic and Trade Arbitration Commission for arbitration in accordance with the existing valid arbitration rules.

Article III The arbitration award is final, which shall be binding upon both parties. Unless otherwise specified by arbitration award, the arbitration expense shall be borne by the losing party.

Article IV During friendly consultation and arbitration, except for the disputed parts under arbitration, the remaining parts of the Agreement shall be performed continuously.

Chapter XIV Force Majeure

Article I In case that either party to the Agreement is affected by force majeure, such as war, serious fire, flood, typhoon, earthquake and other events mutually agreed by both parties hereto, resulting in its failure in performance of the Agreement, the party shall bear no liability. The period equal to the time of duration of force majeure shall be extended for performance of the Agreement.

Article II The affected party shall notify the other party of the force majeure as soon as possible via fax or telegraphic transfer and shall send the evidences issued by relevant authorities to the other party within 14 days via registered mail by air for the confirmation by the other party.

Chapter XV Modification

Article I All modifications to the Agreement and its appendixes shall come into force after being signed and sealed by the authorized representatives of both parties.

Chapter XVI Entirety of the Agreement

Article I The Agreement and its appendixes shall constitute the complete Agreement for clinical trial entered into by and between both parties and shall replace any other previous agreements, memorandums of understanding or agreements reached by both parties.

Chapter XVII Effectiveness, Term and Early Termination of Agreement

Article I The Agreement shall come into force after being signed and sealed by authorized representatives of both parties hereto and the validity shall last until completion of the clinical trial and both parties fully performing their rights and obligations hereunder.

Article II Before Party A early terminates (suspends) the clinical trial, a notice shall be sent to the researcher, Ethics Committee and Ministry of Health or State and State Food and Drug Administration and reasons shall be explained in details. Upon termination of the trial, Party A shall pay the expense for clinical trial according to the actual expenses for the work completed before the expiry date.

Article III The researcher Professor Bao Chunde (the physician) shall sign on the Agreement and confirm that the Agreement shall be binding; he shall share and bear corresponding rights and obligations of researcher.

The Agreement shall be made in quadruplicate, which shall have the same legal effect.

The Agreement shall be signed and sealed by the authorized representatives of both parties and their researchers in Shanghai.

Party A: Cellular Biomedicine Group (Shanghai) Ltd	Party B: Renji Hospital Affiliated to Shanghai Jiao Tong University
Authorized representative (seal):	Authorized representative (seal):
Signature of project principal: 负责人签字： Unit (official seal): 公章）：	Signature of project principal: 乙方：上海交通大学医学院附属仁济医院 授权代表： 单位（公章）： 日期： 研究者： 日期：
Date: Nov. 6, 2013	Date: Nov. 6, 2013

Supplementary Agreement of Clinical Trial Agreement

Party A: Cellular Biomedicine Group (Shanghai) Ltd

Legal Address: Floor 5, Building 1, Juke Biotech Park, No.333, Guiping Road, Xuhui District, Shanghai City

Fax: 021-54069991

Party B: Renji Hospital Affiliated to Shanghai Jiao Tong University School of Medicine

Legal Address: No.145, Shandong Middle Road, Huangpu District, Shanghai City

Fax: 021-58752345

Unless otherwise provided, all terms in the Agreement shall have the same meanings as defined in the *Clinical Trial Agreement* (hereinafter referred to as the "Original Agreement") entered into by and between both parties on January 30, 2013.

Whereas the clinical enrollment and follow-up visit for the project of evaluation of clinical research on the safety and effectiveness of treating knee osteoarthritis by autologous fat-derived mesenchymal progenitor cells have been completed, the laboratory examination fee incurred by the project is hereby calculated on the basis of the record of clinical screening and enrollment. The total amount is RMB Thirty-six Thousand and Ninety-six (RMB 36,096).

The supplementary agreement is entered into by and between both parties for matters not covered in the Original Agreement through amicable negotiation.

Party A shall, within thirty (30) working days from the signing date of this Agreement, pay Party B the above-mentioned amount in the manner of telegraphic transfer or cheque. Party B shall issue formal invoice of corresponding amount after receiving the payment.

Details about expenses on the screening, enrollment, follow-up visit and examination are listed in Table 1 and Table 2.

This Agreement shall constitute an integral part of the Original Agreement and have the same legal force as the Original Agreement after the execution.

Except for the clauses definitely modified in the Agreement, other clauses of the Original Agreement shall remain in force.

Party A: Cellular Biomedicine Group (Shanghai) Ltd.	Party B: Renji Hospital Affiliated to Shanghai Jiao Tong University School of Medicine
Authorized representative:	Authorized representative:
Unit (common seal): Special seal for contract of Cellular Biomedicine Group (Shanghai) Ltd (seal)	Unit (common seal):
Date: January 15, 2014	Date: January 22, 2014 Researcher: Date: January 15, 2014

Table 1 Information on Completion of Screening, Enrollment and Follow-up Visit

Code	Name	V1	V2 (Liposuction)	V3	V4	V5	V6	V7 (No Examination)	Increment or Decrease of Examination Fee
001	Li Chenggong	√	√	√	√	√	√	√	
002	Pu Jinfang	√	√	√	√	√	×	×	-258
003	Ma Runhua	√	√	√	√	√	√	√	
004	Yang Guifeng	√	√	√	√	√	√	√	
005	Zhou Xiaolian	√	√	√	√	√	√	√	
006	Zhang Wanzuo	√	√	√	√	√	√	√	
007	Wu Yayi	√	√	√	√	√	√	√	
008	Yang Pinhua	√	√	√	√	√	√	√	
009	Chen Ningning	√	√	√	√	√	√	√	
010	Yang Dongxiu	√	√	√	×	×	×	×	-774
011	Duan Yafang	√	√	√	√	√	√	√	
012	Li Qingxiang	√	√	√	√	√	√	√	
013	Jin Xiaocong	√	√	√	√	√	√	√	
014	Tan Jinqiu	√	√	√	√	√	√	√	
015	Cheng Sumei	√	√	√	√	√	√	√	
016	Xu Guifang	√	√	√	√	√	√	√	
017	Yu Xiulan	√	√	√	√	√	√	√	
018	Hu Qi	√	√	√	√	√	√	√	
Failed screening 1		√							+773
Failed screening 2		√							+773
Failed screening 3		√							+773
Failed screening 4		√							+773
Failed screening 5		√							+773
Failed screening 6		√							+773
								Total	+3606

Table 2 Details on Examination Fee

Examination Items	Unit Price	Times	V1	V3	V4	V5	V6	Expense on Each Case
Blood routine examination	20	5	20	20	20	20	20	100
Routine urine examination	30	5	30	30	30	30	30	150
Hepatic function	30	5	30	30	30	30	30	150
Renal function	13	5	13	13	13	13	13	65
Blood fat and blood sugar	50	5	50	50	50	50	50	250
Immunology	90	5	90	90	90	90	90	450
Electrocardiogram	25	5	25	25	25	25	25	125
Infectious disease	300	1	300	0	0	0	0	300
Blood coagulation function	55	1	55	0	0	0	0	55
RF	30	1	30	0	0	0	0	30
CRP	30	1	30	0	0	0	0	30
X ray	100	1	100	0	0	0	0	100
Pregnancy test	15	0	0	0	0	0	0	0
Total			773	258	258	258	258	1805

临床试验协议书

本临床试验协议书（“协议”）由以下双方于 2013 年 11 月 06 日签订：

甲　　方：西比曼生物科技（上海）有限公司
法定地址：上海市徐汇区桂平路 333 号聚科生物园 1 号楼 5 楼
传真号码：021-54069991

乙　　方：上海交通大学医学院附属仁济医院
法定地址：上海市黄浦区山东中路 145 号
传真号码：021-58752345

鉴于：

1　鉴于甲方作为申办者希望乙方，通过双方同意的研究者 鲍春德教授 ，为其进行自体脂肪来源的间充质祖细胞技术治疗膝骨关节炎的安全性和有效性 II 期临床研究方案项下的临床试验（“临床试验”和“试验”）；

2　鉴于乙方及研究者 鲍春德教授 同意为甲方进行自体脂肪来源的间充质祖细胞技术治疗膝骨关节炎的安全性和有效性 II 期临床研究方案项下的临床试验；

因此双方根据以下条件和条款达成本协议：

第一章　临床试验方案

第一条　方案题目：自体脂肪来源的间充质干细胞技术治疗膝骨关节炎安全性和有效性 II 期临床研究

第二条　方案编号：CBMG-haMPCs-KOA-CT-2.2

第三条　方案终稿日期：　2013-10-24

第二章　第三类医疗技术临床试验

第一条　临床试验新医疗技术名称：自体脂肪来源的间充质祖细胞治疗技术

第二条　对照药品名称：　玻璃酸钠注射液（日本）

第三章　临床试验中心及要求

第一条　临床试验中心：上海交通大学医学院附属仁济医院

第二条 临床试验负责人（研究者）：鲍春德

第三条 临床试验例数：28 例

1 入选的合格病例数最少为 28 例；

2 完成全部疗程和随访的合格病例数最少为 28 例。

第四条 进度要求：

1 获得伦理委员会批准研究的日期为： 2013 年 10 月 24 日。

2 最后一例合格病例入选日期为：2013 年 12 月 30 日。

3 最后一例合格病例完成全部疗程和随访的日期为： 2014 年 6 月 30 日。

第四章 双方权利义务

第一条 甲方：

1 负责发起、申请、组织、资助和监查本次临床试验。

2 与乙方共同制订临床试验方案。

3 遵照中华人民共和国临床试验相关法律法规和赫尔辛基宣言并征得试验单位伦理委员会或组长单位伦理委员会同意后开始按临床试验方案组织临床试验。

4 提供介绍本临床试验所用新医疗技术的详细资料的研究者手册。

5 提供符合国家法律、法规等有关规定的新医疗技术。

6 根据《医疗技术临床应用管理办法》、《药物临床试验质量管理规范》等有关法律法规对本试验进行定期监查、稽查和检查。监查、稽查和检查可由甲方指定并经乙方接受的监查员、稽查员和检查员或国家卫生部、国家食品药品监督管理局的指定审核机构人员进行。

7 根据本协议第九条规定向乙方提供临床试验经费。

8 负责建立临床试验的质量控制和质量保证系统，需要时可组织对临床试验的监察和稽查以保证质量。

9 与乙方共同迅速调查所发生的严重不良事件，采取必要的措施以保证受试者的安全，并及时向相关监督管理部门报告，同时向涉及同一医疗技术的临床试验的其他研究者通报严重不良事件。

10　向卫生部指定的医疗技术审核机构、国家食品药品监督管理局或相关政府部门递交试验的总结报告，或提出终止试验的报告及理由。

11　乙方不遵从已批准的方案、《医疗技术临床应用管理办法》、《药物临床试验质量管理规范》或有关法规进行临床试验时，甲方应指出以求纠正，如情况严重或持续不变，则应终止乙方参加临床试验并向相关监督管理部门报告。

12　依照《药物临床试验质量管理规范》已经提供相应保险，对于符合入选标准的病人在参加研究的过程中发生与临床试验存在因果关系的损害或死亡承担治疗的费用及相应的经济补偿。对病人在研究过程中出现保单赔付规定以外的严重不良事件及不良事件给予积极救治，并给予相应的经济补偿。

13　对于在研究中因病人疾病自然发展或服用其它非因研究药物或因违反临床试验方案而导致的对病人的任何损害，甲方不予赔偿。

14　遵守中华人民共和国《医疗技术临床应用管理办法》、《药物临床试验质量管理规范》及有关法律法规。

第二条　乙方和/或试验负责人：

1　获取并保持从事临床试验的资格，具有试验方案中所要求的专业知识和经验等。

2　根据本合同项下的临床试验方案具体要求选择病例、组织实施和详细记录。

3　遵守《医疗技术临床应用管理办法》、《药物临床试验质量管理规范》和相关法律法规及《临床试验方案》的规定，并配合试验监查员/稽查员/检查员以保证试验质量。

4　保证有充分的时间、合格的场所和可支配的有临床试验资质的人员在方案规定的期限内负责和完成临床试验。

5　向受试者说明经伦理委员会同意披露的有关临床试验的详细情况，并获取其适当签署的知情同意书。

6　负责作出与临床试验相关的医疗决定，保证受试者在临床试验期间出现不良事件时得到适当的治疗。

7　采取必要的措施以保障受试者的安全并记录在案。在临床试验过程中如发生严重不良事件，乙方应立即对受试者采取适当的治疗措施。同时报告药品监督管理部门、甲方和伦理委员会，并在报告上签名及注明日期。

8　提前终止或暂停临床试验时必须通知受试者、甲方、伦理委员会和国家食品药品监督管理局或相关政府部门，并阐明理由。

9　临床试验完成后起草总结报告及负责后续论文的发表，签名并注明日期后发送

一份给甲方。

10　　保密：

- 在本协议有效期及其终止后的十年内，乙方（包括试验负责人和所有参与试验的人员）应采取积极的措施对保密信息进行严格保密，除本协议规定的情况外，不得向任何第三方进行披露或用于本协议以外的任何目的。

- 保密信息是指乙方（包括试验负责人和所有参与临床试验的人员）在本协议期间从甲方接收的或是在履行本协议的过程中产生、创造或获得的与试验有关的机密信息，包括但不限于临床试验方案、研究标本、检测数据、研究成果和报告等。

第五章　临床试验结果的公开与发表

第一条　乙方及研究单位研究者在此承认并同意，对于本次临床试验的临床试验方案、研究方法、研究结果，甲方有权在研讨会、国家或地区的学术会议、专业杂志、论文、全世界范围内的公众可获取进入的记录上、或以其他其自行决定的方式予以公布发表或使其公开化。包括但不限于，乙方及研究单位研究者同意甲方可以，依照标准操作流程中关于公布和披露甲方申办的新医疗技术临床试验结果的相关规定，在前述公布或发表之前（或之后）在 Clinical trials of NIH 网站、International clinical trials of WHO 网站、甲方公司官网的"临床试验记录"上以摘要的方式或其他方式将试验内容予以公布。如果甲方协调进行多中心发表，则乙方作为主要研究单位，乙方的主要研究者作为署名作者参与该发表。另，研究机构及及研究单位研究者同意甲方可在任何时候，在一个或多个全世界范围内的公众可获取进入的记录上、公开研究单位研究者的姓名，研究机构的细节及/或与研究者有关联的研究机构的细节。

第二条　乙方如果为教学目的发表、介绍、摘编和张贴或以其他方式披露临床试验结果的，应至少给予甲方 60 天的审阅时间并与甲方就准备披露内容进行商讨。甲方有权对上述发表、介绍的资料中所含有的保密信息进行合理的删除或修改。乙方在未得到甲方书面同意前不得进行任何披露或发表。

第六章　知识产权

第一条　本临床试验的所有保密信息以及从试验中产生的一切知识产权(包括但不限于著作权、发明、发现、专利、技术诀窍等）均属于甲方的财产。

第二条　乙方和/或试验负责人应及时向甲方披露根据本协议而产生的任何知识产权，并承诺未经甲方书面同意，不得为除本协议以外的任何目的而使用该知识产权。

第七章　临床试验必要设备（实验设备/电子病例报告/信息系统等）

第一条　甲方提供临床试验必要设备，包括脂肪提取试剂盒、实验室耗材、细胞运输箱等和其它本临床试验必要的设备 ；乙方协助甲方解决吸脂机等设备的使用。

1 甲方有权自行决定该临床试验必要设备对该临床试验是否是必须的，且是否提供该临床试验必要设备；

2 该临床试验必要设备用于临床试验只能按照甲方书面指示的方式使用；

3 该临床试验必要设备应被放置在一个安全的地点，并只能由研究者指定的研究人员负责录入研究数据；

4 与访问受试者相关的信息应在访问完该受试者或者在收到受试者的检测数据（如适用的情况下）后的三日内，按规定方式填写完成；

5 甲方所有的数据查询要求应在七日内（在最终的数据整理期间为三日内）或其他甲方规定的时间内完成并返回给乙方；

6 乙方将采取适当的措施和方式防止该临床试验必要设备/或软件系统的失窃、损坏和丢失；

7 在临床试验完成后，乙方将归还提供给乙方或研究人员的临床试验必要设备相关的培训资料和文件。

第二条 关于该设备

该临床试验必要设备所有权归甲方所有，且该临床试验必要设备只能被用于临床试验，乙方应在临床试验结束时或应甲方的要求立即将该临床试验必要设备返还甲方；

第八章 研究资料的监查、审计和保存

第一条 在遵守所有适用法律和法规前提下并经甲方事先通知，乙方应确保甲方的监查员能够在合理时间内随时访问研究记录以进行监查和验证数据来源。

第二条 根据甲方的合理要求并且经提前七日书面通知，乙方应允许甲方的审计人员每年对研究记录、相关数据和研究设施等进行一次调阅和检查。

第三条 按照中华人民共和国《药物临床试验质量管理规范》的规定及甲方政策，所有由甲方资助的与临床试验相关的受试者识别编码、档案及临床试验数据及相关文件在试验结束后由乙方妥善保管5年。5年期满后，由双方协议确认保管方式。

第九章 临床试验经费

第一条 临床试验经费

甲方将向乙方支付以下临床试验经费包括：

一、组长单位牵头费，共计人民币 50000.00 元。

二、临床研究费，人民币 8200.00 元/每合格病例，28 例共计 229600.00 元其中：

1. 病例观察费：人民币 6500.00 元/每合格病例，详见附件 1；

2. 病例检查费：人民币 1200.00 元/每合格病例，详见附件 2；

3. 受试者补偿：人民币 500 元/每位受试者，作为对受试者成功受试随访的交通补助。由研究者在受试者完成本研究后以现金方式支付给受试者，并签字确认。

三、对于筛选失败的病例，甲方将向乙方支付筛选费金额为人民币 500.00 元/每失败病例（以知情同意书签署并完成有关检查为准，试验结束后，由甲乙双方根据实际情况确认后，随最后一笔款项一起支付）。

四、若病人入选进程明显缓慢，即每月入组病例少于 4 例，甲方可与主要研究者就有关安排进行研究商讨。

五、临床随访过程中的失访、脱落病例，根据该病例所完成的访视阶段支付观察费及检查费。临床试验中的统计学剔除病例将按照完成临床试验的病例进行支付。临床观察费及临床检查费明细见附件。

六、如甲方提供临床试验必要设备，在临床试验结束后，研究中心关闭时，返还甲方。以临床试验中双方的临床试验必要设备交接单为准。

第二条 临床试验经费将分研究阶段和完成情况分次支付：

1 临床试验启动前支付组长单位牵头费及 10%的临床研究费，作为临床试验启动资金(即人民币 72960.00 元)。

2 按规定完成病例入选后，支付 20%临床研究费(即人民币 45920.00 元)。

3 按规定完成所有病例随访后，支付 40%临床研究费(即人民币 91840.00 元)。

4 甲方收到全部试验数据和终版试验总结报告后，根据实际筛选及入选病例情况，支付乙方剩余大约 30%的临床研究费(即人民币约 68880.00 元)。

5 试验结束后若需长期随访评价，甲方需与乙方另行签订补充协议，并向乙方支付必要的临床研究费。乙方承诺对于另行补充的临床研究费用的收取标准不高于本合同的价格体系。

6 试验结束如果乙方入选的合格病例未达到规定数量，而甲方预先支付的临床试验经费在按照实际入选的病例支付相应临床试验费用后尚有剩余，乙方应当将剩余款项退还甲方。

第三条　　支付

甲方将根据上述分别规定的时间以电汇或支票的形式向乙方支付有关费用。乙方应在收到汇款后及时提供相应数额的带有财政局章的正式发票。

第十章　反腐败

第一条　　乙方及研究者承认收到了"防腐败-第三方指南"(附件四)并同意根据该指南阐述的原则履行其在本协议项下的义务。

第二条　　乙方及研究者应始终完全遵守所有适用的法律法规，包括但不限于乙方同甲方开展业务所在区域所适用的反腐败法律。

第三条　　乙方及研究者同意，其未曾，并保证且其将不会就本协议的履行直接或间接地向（1）包括政府官员（定义见下文）在内的任何人士；或（2）为向包括政府官员在内的任何人士付款的中介；或（3）任何政党许诺、授权、批准、提供或促成任何付款或转移有价值的任何物品。各方的意图是不应作出、许诺、授权、批准或提供任何付款或价值转让，目的或效果是为了公开或商业贿赂、接受或默认勒索、回扣或为寻求不正当利益或获取或维持业务的其他非法或不正当手段。

第四条　　为了本条款的目的，"政府官员"是指 (1) 政府或任何政府部门、代理或机构的任何官员或员工，(2) 任何代表该等政府或政府部门、代理或机构以官员身份行事的个人；(3) 全部或部分由政府所有的公司或业务的任何官员或员工；(4) 任何公共国际组织如世界银行或联合国的任何官员或员工；(5) 任何政党的官员或员工，或任何代表政党以官员身份行事的个人；和/或(6) 任何政治实体的候选人。

第五条　　乙方及研究者在未得到甲方事先书面批准的情况下不得就本协议项下所要求的任何交易联络或以其他方式会见任何政府官员，并且在经甲方要求时仅能在甲方指定代表的见证下进行该等联络或会面。

第六条　　乙方及研究者陈述，其未曾被定罪或认罪一项刑事犯罪，包括涉及欺诈、腐败或违背道德的犯罪。尽其所知，该等犯罪当前非为任何政府调查的对象，并且当前未被任何政府机构列为禁止、暂停或拟暂停或禁止，或以其他方式无资格入选政府项目。

第七条　　乙方及研究者陈述并保证，除书面披露之外，(1) 其没有任何利益会直接或间接与其适当和道德地履行本协议相冲突；和(2) 其应与其为甲方或代表甲方（或在本协议履行中）来往的所有第三方（包括政府官员）维持公平关系。

第八条 甲方应有权在本协议期限内对乙方及研究者进行调查和审计以监督乙方及研究者对本章条款的遵守。乙方及研究者应完全配合该等调查或审计，且该等调查或审计的范围、方式、性质和持续时间应完全由甲方合理决定。

第九条 乙方应确保本协议项下的全部交易在所有实质方面被适当和准确记录在其帐目和记录中，且计入该等帐目和记录所依据的每一份文件在所有实质方面是完整和准确的。乙方应维持经合理设计的内部会计控制体系以确保其不会存在帐外帐目。

第十条 乙方及研究者同意甲方可以在任何时候因任何原因，向任何有关政府机关及其派出机构、和甲方认为合法需要知悉的任何人完全披露与可能违反本协议条款有关的信息。

第十一条 如果乙方或研究者未能根据本章履行其义务，甲方有权经书面通知乙方立即终止本协议，乙方及研究者不得向甲方请求任何赔偿。如在有关地区法律规定下（并只在上述法律允许的范围内）甲方因终止本协议须向乙方及研究者支付任何该等索赔的，乙方及研究者特此明确同意放弃（在该上述法律允许的范围内）或向甲方偿还任何该等补偿或赔偿。

第十一章 使用对方的名称

第一条 双方同意，未经对方事先书面批准，任一方不得为任何目的而使用对方的名称，但对方不应无理不予批准。

第十二章 可分性

第一条 如果本协议任何条款因任何原因被认定为是无效的、不合法的或不能执行的，则该条款应为视为从本协议中删除，而本协议中的其余条款应继续完全有效。

第十三章 适用法律和仲裁

第一条 本协议按中华人民共和国法律解释并受其管辖。

第二条 本协议所发生的或与本协议有关的一切争议，各方应友好协商解决，如任何一方不愿协商或在协商开始后 30 日内无法协商解决，应将争议提交中国国际经济贸易仲裁委员会上海分会按照其当时有效的仲裁规则通过仲裁方式解决。

第三条 仲裁裁决是终局的，对双方都具有约束力。除非仲裁裁决另有规定，仲裁费用应由败诉方承担。

第四条 在友好协商及仲裁过程中，除各方有争议且正在进行仲裁的部分外，本协议的其他部分应继续履行。

第十四章 不可抗力

第一条 如本协议中任一方因遭受不可抗力，例如：战争、严重火灾、水灾、台风和地震或其他双方一致认同的事件，而不能执行本协议，该方对此不承担责任。执行本协议的期限将延长一段与不可抗力相同的时期。

第二条 受影响的一方应在不可抗力发生后尽可能短的时间内以传真或电传方式通知对方并于 14 天内通过航空挂号信向对方发出由有关当局签发的证明以便对方确认。

第十五章 修改

第一条 对本协议和附件的任何修改须经双方授权代表签字盖章后方可生效。

第十六章 整体协议

第一条 本协议及其附件构成双方就该临床试验达成整体协议并取代此前双方达成的任何协议、谅解或安排。

第十七章 协议生效、期限和提前终止

第一条 本协议自双方授权代表签署盖章之日起生效，有效期至临床试验完成且双方在本协议下的权利义务全部履行完毕为止。

第二条 甲方提前（中）终止一项临床试验前，须通知研究者、伦理委员会和卫生部或国家食品药品监督管理局，并述明理由。试验终止时，甲方应当根据研究者所有在终止日前已经进行或完成的工作和实际支出支付临床试验经费。

第三条 研究者 鲍春德 教授（医生）在此协议上签字确认其受本协议的约束并享受和承担研究者相应的权利和义务。

本合同一式肆份，具有同样法律效力。

双方由双方授权代表及研究者于[上海]签署并盖章。

甲方：西比曼生物科技（上海）有限公司	**乙方：上海交通大学医学院附属仁济医院**
授权代表（签章）：	授权代表（签章）：
项目负责人：	研究者：
单位（公章）：	单位（公章）：
日期： 2013-11-6	日期： 2013-11-6

附件一：研究者临床观察费

筛选~24 周	筛选	0 周	3 周	4 周	12 周	24 周	总计
金额	1500	1000	1000	1000	1000	1000	6500.00
每例受试者完整访视研究观察费：6500.00							

附件二：实验室检查项目费用明细表

	单价	随访价格						费用	
项目	价格	V1	V2 0d	V3 3w	V4 4w	V5 12w	V6 24w	例次	费用
关节 X 线	100	√						28	2800
心电图	25	√	√		√			28*3	2100
病毒学检查	300							28	8400
HIV 抗体									
梅毒									
丙肝									
乙肝五项									
血糖	15	√	√		√			28*3	1260
血脂	35	√	√		√			28*3	2940
肝肾功能	43	√	√		√			28*3	3612
尿妊娠试验	15	√						28	420
血常规	20	√	√		√			28*3	1680
尿常规	30	√	√		√			28*3	2520
凝血四项	55	√						28	1540
CRP	30		√	√	√	√	√	28*4	3360
合计								30632	

检查费共计 30632 元，平均每例受试者 1094 元。

临床试验协议书补充协议

甲方：西比曼生物科技（上海）有限公司
法定地址：上海市徐汇区桂平路333号聚科生物园1号楼5楼
传真号码：021-54069991

乙方：上海交通大学医学院附属仁济医院
法定地址：上海市黄浦区山东中路145号
传真号码：021-58752345

本协议中的所有术语，除非另有说明，否则其定义与双方于2013年1月30日签订的《临床试验协议书》（下称原协议）中的定义相同。

鉴于评价自体脂肪来源的间充质祖细胞技术治疗膝骨关节炎的安全性和有效性临床研究项目的临床入组及随访工作已经结束，现根据临床筛选入组记录核算此项目产生的实验室检查费用，共计人民币：叁万陆仟零玖拾陆圆整。

双方经友好协商，就原合同中未尽事宜达成以下补充协议：

甲方将根据上述金额在合约签署的30个工作日内向乙方以电汇或支票形式支付该笔费用，乙方应在收到汇款后及时提供相应数额的正式发票。

此项目筛选、入组、随访及检查费用明细见表1和表2。

本协议生效后，即成为原合同不可分割的组成部分，与原合同具有同等法律效力。

除本协议中明确所做修改的条款外，原合同的其余部分应完全继续有效。

甲方：西比曼生物科技（上海）有限公司
授权代表：
单位（公章）：
日期：2014-1-15

乙方：上海交通大学医学院附属仁济医院
授权代表：
单位（公章）：
日期：2014.1.22
研究者：
日期：2014-1-15

表 1. 筛选、入组、随访完成情况表

编码	姓名	V1	V2（抽脂）	V3	V4	V5	V6	V7（无检查）	检查费增减
001	李成功	√	√	√	√	√	√	√	
002	浦金芳	√	√	√	√	√	×	×	-258
003	马润华	√	√	√	√	√	√	√	
004	杨桂凤	√	√	√	√	√	√	√	
005	周小莲	√	√	√	√	√	√	√	
006	张万佐	√	√	√	√	√	√	√	
007	吴亚宣	√	√	√	√	√	√	√	
008	杨品华	√	√	√	√	√	√	√	
009	陈宁宁	√	√	√	√	√	√	√	
010	杨冬秀	√	√	√	×	×	×	×	-774
011	段亚芳	√	√	√	√	√	√	√	
012	李清香	√	√	√	√	√	√	√	
013	金笑丛	√	√	√	√	√	√	√	
014	谭金求	√	√	√	√	√	√	√	
015	程素梅	√	√	√	√	√	√	√	
016	徐桂芳	√	√	√	√	√	√	√	
017	余秀兰	√	√	√	√	√	√	√	
018	胡　奇	√	√	√	√	√	√	√	
筛选失败 1		√							+773
筛选失败 2		√							+773
筛选失败 3		√							+773
筛选失败 4		√							+773
筛选失败 5		√							+773
筛选失败 6		√							+773
								合计	+3606

表 2. 检查费明细

检查项目	单价	次数	v1	V3	V4	V5	V6	每例费用
血常规	20	5	20	20	20	20	20	100
尿常规	30	5	30	30	30	30	30	150
肝功能	30	5	30	30	30	30	30	150
肾功能	13	5	13	13	13	13	13	65
血脂、血糖	50	5	50	50	50	50	50	250
免疫学	90	5	90	90	90	90	90	450
心电图	25	5	25	25	25	25	25	125
传染病	300	1	300	0	0	0	0	300
凝血功能	55	1	55	0	0	0	0	55
RF	30	1	30	0	0	0	0	30
CRP	30	1	30	0	0	0	0	30
X 线	100	1	100	0	0	0	0	100
妊娠试验	15	0	0	0	0	0	0	0
总计			773	258	258	258	258	1805

Shanghai Jiaotong University School of Medicine, Renji Hospital Ethics Committee Approval Letter

Renji [2013] No. (123)

Protocol Title/ Number	Phase II Clinical Research on Safety and Effectiveness of Treating Knee Osteoarthritis by Autologous Fat-derived Mesenchymal Progenitor Cells				
Study Drug		Formulation		SGDA No.	
Sponsor	Cellular Biomedicine Group (Shanghai) Ltd				
Study Site	rheumatology	PI	Bao Chunde	Title	chief physician
		Co-PI		Title	
Other Sites	Changhai Hospital of the Second Military Medical University				
ethics committee's view	**投票结果 *Voting results:*** 同意 5 作必要修改后同意 0 作必要修改后重审 0 *Approval* *Approval with Recommendation* *Resubmit* 不同意，终止或暂停试验 0 弃权 0 *Disapproval/Termination/Suspension* *Abstain* **审查结果 *Decision:*** （1）同意 *Approval* ☑ （2） 作必要修改后同意 *Approval with Recommendation* ☐ （3）作必要修改后重审 *Resubmit* ☐ （4）不同意，终止或暂停试验 *Disapproval/Termination/Suspension* ☐ **过程管理频率 *Frequency of continuing review:*** （1）三个月 *3 months* ☐ （2）六个月 *6 months* ☐ （3） 十二个月 *12 months* ☑ （4）其他 *others* ____________ 伦理委员会主任（签名）：[signature] *Signature of EC Chairman* 2013 年 10 月 24 日				

上海交通大学医学院附属仁济医院伦理委员会

临床试验批准函

Shanghai Jiaotong University School of Medicine, Renji Hospital Ethics Committee

Approval Letter

项目批准文件	*List of reviewed documents with version and date:* 1.见附件
审查意见	*Recommendation:*
声明	*Statement:* 1、 仁济医院伦理委员会的相关工作遵循中华人民共和国食品药品监督管理局颁发的药物临床质量管理规范(GCP)和ICH-GCP的伦理审查原则，符合赫尔辛基宣言的要求，并遵守中国相关法律和法规的的规定。 2、 审查结果为非"同意"，申办者和研究者可在1个月内作相关修改，并陈述理由。 3、 研究过程中，对方案和知情同意书等相关文件的任何修改，需经伦理委员会审查同意后方可实施。 4、 本中心发生的严重不良事件或非预期不良事件需向本伦理委员会通报，并等待做出新的决定。 5、 自批准函生效日起，批件有效期为1年，在有效期内为启动的项目需要重新进行审查，需要请研究者在规定的持续审查日期到期前1个月递交进展报告，以获得批准持续进行研究。研究结束后，需递交总结报告。 *1、 Renji Hospital EC conducts ethical review according to the Chinese GCP, ICG-GCP, Declaration of Helsinki and other local and international guidelines.* *2、 If the decision is not "Approval", PI should reply within 1 month or clarify the reasons.* *3、 Any changes in the documents should be approved before implement.* *4、 Any SAE or unexpected AE happening in this site should be reported to the EC. Decision will be followed.* *5、 This protocol is approved for 1 year since the date. If the study doesn't start with 1 year, it should be reviewed again. Please submit the progress report 1 month before the deadline. Please submit the closing report when study is over.*

地址：上海市东方路1630号(200127). 电话：(021)58752345－33364. 传真：(021)58394262

Ethics Committee for Drug Clinical Trials of General Hospital of Shanghai Jiaotong University School of Medicine, Renji Hospital

Attendance Table of Project Review Conference

Date: Oct.24,2013 1:30pm-5:00pm Place: Conference room on the 3rd Floor of Admin.Bld (E)				
Name	Gender	Company	Duty/Title	Signature
Kong Xianming	M	Professor of paediatric，Renji	chairman of committee	
Chen Pei	F	reproductive Ethics Committee	Vice chairman of committee	
Li Weiping	M	Professor of Obstetrics and Gynecology	Committee	
Wang Yu	F	professor of Obstetrics and Gynecology	Committee	
Lu Huihua	F	Professor of Vascular Surgery	Committee	
Zhang Bogen	M	Professor of Vascular Surgery	Committee	
Shen Mingxian	M	Researcher	Committee	
Zhang Bin	M	Law firm	Committee	
Lu Qi	M	Ethics Committee	Secretary	

Shanghai Jiaotong University School of Medicine, Renji Hospital Ethics Committee Approval Contents

1. Clinical Trials
   Version No. :CBMG-haMPCs-KOA-CT-2.1

2. Informed consent form
   Version No. :CBMG-haMPCs-KOA-CT-2.1

3. Investigator's Brochure
   Version No. :CBMG-haMPCs-KOA-CT-2.1

4. Case Report Form
5. Standard Operation Process
6. Summary on animal experiments
7. Acceptance Notice
8. Company Documents：
   1）Business License
   2）Organization code certificate
   3）Taxation Registration Certificate

9. Authorization letter of clinical trial

No other documents

上海交通大学医学院附属仁济医院伦理委员会
2013 年 10 月 24 日

上海交通大学医学院附属仁济医院伦理委员会

临床试验批准函

Shanghai Jiaotong University School of Medicine, Renji Hospital Ethics Committee

Approval Letter

仁济伦审[2013]123 号

<table>
<tr><td>试验项目名称
Protocol Title/Number</td><td colspan="6">评价自体脂肪来源的间充质祖细胞治疗膝骨关节炎安全性和有效性的多中心、开放式、阳性对照的Ⅱb 期临床研究</td></tr>
<tr><td>药物名称
Study Drug</td><td></td><td>剂型
Formulation</td><td></td><td>SFDA 号
SFDA No.</td><td colspan="2"></td></tr>
<tr><td>申办单位
Sponsor</td><td colspan="6">西比曼生物科技（上海）有限公司</td></tr>
<tr><td rowspan="2">临床试验科室
（专业）
Study Site</td><td rowspan="2">风湿科</td><td>项目负责人(PI)</td><td>鲍春德</td><td>职称
Title</td><td colspan="2">主任医师</td></tr>
<tr><td>主要参加者(Co-PI)</td><td></td><td>职称
Title</td><td colspan="2"></td></tr>
<tr><td>其他参加单位
Other Sites</td><td colspan="6">第二军医大学附属长海医院</td></tr>
</table>

伦理委员会意见

投票结果 ***Voting results*****:**

同意 ☐ 5　作必要修改后同意 ☐ 0　作必要修改后重审 ☐ 0

Approval　*Approval with Recommendation*　*Resubmit*

不同意，终止或暂停试验 ☐ 0　弃权 ☐ 0

Disapproval/Termination/Suspension　*Abstain*

审查结果 ***Decision*****:**

（1）同意 *Approval* ☑　（2）作必要修改后同意 *Approval with Recommendation* ☐

（3）作必要修改后重审 *Resubmit* ☐

（4）不同意，终止或暂停试验 *Disapproval/Termination/Suspension* ☐

过程管理频率 ***Frequency of continuing review*****:**

（1）三个月 *3 months* ☐　（2）六个月 *6 months* ☐　（3）十二个月 *12 months* ☑

（4）其他 *others* __________

伦理委员会主任（签名）：[signature]

Signature of EC Chairman

2013 年 10 月 24 日

上海交通大学医学院附属仁济医院伦理委员会
临床试验批准函

Shanghai Jiaotong University School of Medicine, Renji Hospital Ethics Committee
Approval Letter

项目批准文件	*List of reviewed documents with version and date:* 1.见附件
审查意见	*Recommendation:*
声明	*Statement:* 1、 仁济医院伦理委员会的相关工作遵循中华人民共和国食品药品监督管理局颁发的药物临床质量管理规范(GCP)和 ICH-GCP 的伦理审查原则，符合赫尔辛基宣言的要求，并遵守中国相关法律和法规的的规定。 2、 审查结果为非"同意"，申办者和研究者可在 1 个月内作相关修改，并陈述理由。 3、 研究过程中，对方案和知情同意书等相关文件的任何修改，需经伦理委员会审查同意后方可实施。 4、 本中心发生的严重不良事件或非预期不良事件需向本伦理委员会通报，并等待做出新的决定。 5、 自批准函生效日起，批件有效期为 1 年，在有效期内为启动的项目需要重新进行审查，需要请研究者在规定的持续审查日期到期前 1 个月递交进展报告，以获得批准持续进行研究。研究结束后，需递交总结报告。 *1、 Renji Hospital EC conducts ethical review according to the Chinese GCP, ICG-GCP, Declaration of Helsinki and other local and international guidelines.* *2、 If the decision is not "Approval", PI should reply within 1 month or clarify the reasons.* *3、 Any changes in the documents should be approved before implement.* *4、 Any SAE or unexpected AE happening in this site should be reported to the EC. Decision will be followed.* *5、 This protocol is approved for 1 year since the date. If the study doesn't start with 1 year, it should be reviewed again. Please submit the progress report 1 month before the deadline. Please submit the closing report when study is over.*

地址：上海市东方路 1630 号(200127). 电话：(021)58752345－33364. 传真：(021)58394262

上海交通大学医学院附属仁济医院伦理委员会会议

签到表

时间：2013 年 10 月 24 日 1:30p.m.-5:00p.m.

地点：东院行政楼三楼会议室

姓名	性别	职务	单位	签到
孔宪明	男	主任委员	仁济医院儿科教授	[illegible]
陈佩	女	副主任委员	仁济医院生殖伦理研究员	[illegible]
李卫平	男	委员	仁济医院妇产科教授	[illegible]
王育	女	委员	仁济医院妇产科教授	[illegible]
陆惠华	女	委员	仁济医院心血管内科教授	[illegible]
张柏根	男	委员	仁济医院血管外科教授	[illegible]
沈铭贤	男	委员	上海市社会科学院研究员	[illegible]
张滨	男	委员	上海康昕律师事务所律师	[illegible]
陆麒	男	秘书	仁济医院伦理委员会秘书	[illegible]

上海交通大学医学院附属仁济医院伦理委员会项目批准文件目录

1. 临床研究方案

版本号：CBMG-haMPCs-KOA-CT-2.1

2. 知情同意书

版本号：CBMG-haMPCs-KOA-CT-2.1

3. 研究者手册

版本号：CBMG-haMPCs-KOA- CT1.3

4. 病例报告表

5. 标准化操作流程

6. 动物实验小结

7. 医师协会受理函

8. 企业文件：

1） 企业法人营业执照

2） 组织机构代码证

3） 税务登记证

9. 临床研究委托函

以下无其他文件

上海交通大学医学院附属仁济医院伦理委员会

2013 年 10 月 24 日